UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

AMERICAN INTERNATIONAL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077
(281) 334-9479

August 24, 2008

Dear Shareholder:

The accompanying proxy is being solicited by the Board of Directors of American International Industries, Inc. (the "Company") to be voted at the Company's Annual Meeting of shareholders to be held at Landry's, #1 Kemah Boardwalk, Kemah TX 77565 on September 24, 2008 at 10:30 a.m., local time (the "Meeting"), and any adjournments thereof. You are cordially invited to attend our Meeting and we hope you will be present to hear management's report to our shareholders.

The costs of preparing and mailing the enclosed proxy materials will be borne by the Company. The Company may use the services of its officers and employees (who will receive no compensation) to solicit proxies. The Company intends to request banks and brokerage firms holding shares of the Company's common stock to forward copies of the proxy materials to the beneficial owners for whom they hold the shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also elect to retain the services of a solicitation firm to aid in the solicitation of proxies, in which event the Company will pay the fees and expenses of such firm.

A list of shareholders entitled to vote at the Meeting will be available for examination by shareholders for a proper purpose during normal business hours at the Company's offices in Kemah, TX for a period of at least ten days prior to the Meeting.

The attached notice of meeting and Proxy Statement describe the matters to be acted upon. If you plan to attend the meeting in person, please mark the designated box on the proxy card.  If you are a shareholder of record, you should bring the enclosed bottom half of the proxy card as your admission card and present the card upon entering the Meeting. If you are planning to attend the Meeting and your shares are held in street name (by a bank or brokerage firm, for example), you should ask the record owner for a legal proxy or bring your most recent bank or brokerage account statement to the Meeting so that we can verify your ownership of shares of American International Industries, Inc. common stock and the number of shares you are entitled to vote at the Meeting.

Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented at the Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the postage prepaid envelope provided. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING IN PERSON.

I sincerely hope that you can find time to attend our Annual Meeting and I look forward to seeing you there.

AMERICAN INTERNATIONAL INDUSTRIES, INC. /s/ Daniel Dror Chief Executive Officer, President and Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN INTERNATIONAL INDUSTRIES, INC.

TO OUR SHAREHOLDERS:

The Annual Meeting of shareholders of American International Industries, Inc., a Nevada corporation, will be held at Landry's, #1 Kemah Boardwalk, Kemah TX 77565 on September 24, 2008 at 10:30 a.m., local time (the "Meeting"), for the following purposes:

1. To elect five (5) directors to serve on our board until the next annual meeting of shareholders or until their successors are elected and qualified;
2. To ratify our selection of GBH CPAs, PC as independent auditors for 2008;
3. To increase the authorized shares of common stock from 10,000,000 shares to 50,000,000 shares; and
4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed August 11, 2008, as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and, consequently, only shareholders whose names appear on our books as owning our common stock at the close of business on August 11, 2008, will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. ALL shareholders ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. It is important that your common shares be represented and voted at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Meeting. A postage prepaid envelope is enclosed for that purpose. Your proxy may be revoked at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so by voting in person at the Meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy or most recent account statement from that firm confirming their ownership of shares.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on the business day prior to the date of the Meeting.

By Order of the Board of Directors /s/ Daniel Dror Chief Executive Officer, President and Chairman
Kemah, TX August 24, 2008

AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077

ANNUAL MEETING OF SHAREHOLDERS - TO BE HELD ON SEPTEMBER 24, 2008

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of American International Industries, Inc. is soliciting your vote at the 2008 Annual Meeting of our shareholders.

WHAT WILL I BE VOTING ON?

1. Election of five (5) persons to our Board of Directors	(See page 21)
2. Approval of GBH CPAs, PC as our independent auditors for 2008	(See page 21)
3. Increase authorized shares of common stock from 10,000,000 shares to 50,000,000 shares	(See page 22)
4. Such other business as may properly come before the meeting or any adjournment or postponement thereof.	(See page 23)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of American International Industries, Inc. common stock owned by you on August 11, 2008, the Record Date.

HOW MANY VOTES CAN BE CAST BY ALL COMMON SHAREHOLDERS?

Only holders of record of the approximately 8,586,486 shares of our common stock outstanding at the close of business on the Record Date, August 11, 2008, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each shareholder will be entitled to cast one vote for each share of our common stock held of record by such stockholder on August 11, 2008.

Pursuant to Nevada law, directors are elected by a plurality vote. The other matters submitted for shareholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on such matters. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, broker non-votes and abstentions will not affect this proposal. Shareholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the common stock of American International Industries, Inc. entitled to vote at the Meeting must be present or represented by proxy at the Meeting. Shares that abstain from voting on any proposal, or that are represented by "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal) will be treated as shares that are present and entitled to vote at the Meeting for purposes of determining whether a quorum exists. Holders may vote in person or via paper ballot as explained on the enclosed proxy card. We urge you to vote by proxy even if you plan to attend the Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Meeting.

HOW DO I VOTE?

You can vote either in person at the Meeting or by proxy without attending the Meeting. You can also vote by telephone or electronically via the Internet as discussed below and on the proxy card.

To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you want to vote in person at the Meeting, and you hold your American International Industries, Inc. shares of common stock through a bank or a securities brokerage firm (that is, in street name), you must obtain a proxy from your bank or broker and bring that proxy to the Meeting. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy in the self-addressed, postage-paid envelope provided.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on the business day prior to the date of the Meeting.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to American International Industries' Secretary, attention Rebekah Laird-Ruthstrom, at the address on the cover of this Proxy Statement. If you attend the Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF I DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON MY PROXY CARD?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card and "FOR" GBH CPAs, PC as independent auditors for 2008.

WHAT IF I VOTE "ABSTAIN"?

Except with respect to votes for the election of directors, a vote to "abstain" on any matter will have the effect of a vote against.

CAN MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD AND DO NOT ATTEND THE ANNUAL MEETING?

If you do not vote your shares held in street name, your bank or broker can vote your shares on any of the matters scheduled to come before the Meeting.

If you do not vote your shares held in street name, and your bank or broker does not vote them, the votes will be broker non-votes, which will have no effect on the vote for any matter scheduled to be considered at the Meeting other than the proposed increase in authorized common stock where broker non-votes will have the effect of a vote against the proposal. If you do not vote your shares held in your name, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the Meeting. If a shareholder proposal that was excluded from this Proxy Statement is brought before the Meeting, we will vote the proxies against the proposal. If any other matters arise at the Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned Meeting. You will still be able to change or revoke your proxy until it is voted.

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of American International Industries, Inc. (the "Company" or "We" or "Us" or "Our" as the context requires), for use at the Meeting of shareholders to be held at Landry's, #1 Kemah Boardwalk, Kemah TX 77565 on September 24, 2008 at 10:30 a.m., local time, and at any adjournment or postponement thereof.

This Proxy Statement is being mailed to our shareholders on or about August 25, 2008. The total cost of this solicitation will be borne by us. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by facsimile or in person. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in sending proxy soliciting material to the beneficial owners of our common stock.

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following describes the age, positions, principal occupation and business experience during the past four years, and other directorships of our directors and officers. All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected, until the annual meeting of shareholders to be held in 2008 and until his successor is duly elected and qualified.

Directors

Daniel Dror	68	Chief Executive Officer, President and Chairman
Daniel Dror has served as Chairman of the Board and Chief Executive Officer of the Company since September 1997. From 1994 to 1997, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Microtel International, Inc., a public company in the telecommunication business. From 1982 until 1993, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Kleer-Vu Industries, Inc., a public company.

Charles R. Zeller	67	Director
Charles R. Zeller  was President of T.R.E. Enterprises, Inc., formerly a wholly-owned subsidiary of the Company. The Company sold its interest in T.R.E. in 2004 and since that date Mr. Zeller has been a non-employee Director of the Company. Mr. Zeller has over 35 years of experience as a real estate investor and developer, including shopping centers, office buildings, and apartment complexes and the financing of such projects. Mr. Zeller has served as Chairperson of the Company's Audit Committee from December 2004 to April 2007 and has been appointed as Chairperson of the Company's Compensation Committee and Nominating Committee.

Robert W. Derrick, Jr.	48	Director and President of Delta Seaboard Well Service, Inc.
Robert W. Derrick, Jr.  was appointed to the Board of Directors on February 19, 2004. Mr. Derrick has served as President of the Company's subsidiary, Delta Seaboard Well Service, Inc., since September 2002 and was Delta's Vice President from December 1989 until September 2002. Delta has been in the oil and gas business for more than 35 years, engaged in the sale of oil field pipe, tubular, well-completion work and provides work-over services for existing oil and gas wells.

Thomas J. Craft, Jr.	43	Director
Thomas J. Craft, Jr., a Florida attorney, specializes in federal securities laws and mergers and acquisitions. He practices securities law in Florida . Mr. Craft has vast experience in federal securities matters as well as the public markets generally.  Mr. Craft has served on the board of directors of several public companies prior to joining the Company's board of directors on November 22, 2002. Mr. Craft has served as a member of our Audit Committee since 2002 and in April 2007 Mr. Craft was appointed as a member of our Compensation Committee and Nominating Committee. Mr. Craft has served as an officer and a director of Peregrine Industries, Inc., a public reporting company, from March 2004 to September 2006.

John W. Stump, III	64	Director
John W. Stump, III, elected by the Board to become a Director on April 20, 2007, previously served as a Director of the Company and Chairman of the Audit Committee from February 2004 through December 2004. Mr. Stump also served as Chief Financial Officer of the Company from August 1998 through October 2003. Since October 2005, Mr. Stump has been the Controller of Lifechek, Inc., a large regional pharmacy chain. Mr. Stump is a Certified Public Accountant and has over twenty-five years of experience in financial and accounting management, SEC compliance and disclosure and services for public reporting companies. The Board of Directors has appointed Mr. Stump as Chairperson of the Audit Committee and has appointed him as a member of the Compensation Committee and Nominating Committee.

Officers

Sherry L. Couturier	47	Chief Financial Officer
Sherry L. Couturier, Chief Financial Officer of the Company since June 1, 2007, and has been with the company since August 1, 2006.  Ms. Couturier graduated with a B.S. in Accounting from the University of Alabama and has been a Certified Public Accountant since 1986.  She has held positions in both public and industry accounting.  Prior to joining the Company, Ms. Couturier worked for El Paso Corporation for 14 years as a supervisor for various accounting departments and as a training and development consultant.

Marc H. Fields	49	President of Northeastern Plastics, Inc.
Marc H. Fields, since 1994, has been President of Northeastern Plastics, Inc., a wholly-owned subsidiary of the Company. Prior to his position with NPI, Mr. Fields was general manager of special projects group at General Cable Corporation.

Ron Burleigh	55	Vice President of Delta Seaboard Well Service, Inc.
Ron Burleigh has been a Vice President of the Company's subsidiary, Delta Seaboard Well Service, Inc. since 1999.  Delta has been in the oil and gas business for more than 35 years, engaged in the sale of oil field pipe, tubular, well-completion work and provides work-over services for existing oil and gas wells.

Carl Hammonds	64	President of Hammonds Technical Services, Inc.
Carl Hammonds founded Hammonds Technical Services, Inc. in 1982 and he has served as President and Chief Operating Officer of Hammonds Technical Services, Inc., Hammonds Fuel Additives, Inc., and Hammonds Water Treatment Systems, Inc. since April 2005. From April 2005 until August 2006, Hammonds was a majority-owned subsidiary of International American Technologies, Inc., n/k/a Hammonds Industries, Inc., which is a 48% owned subsidiary of the Company. Effective August 2006, the Hammonds companies became a wholly-owned subsidiary of Hammonds Industries, Inc.

CORPORATE GOVERNANCE

Guidelines on Significant Corporate Governance Issues

In April 2007, the Board approved updated "Board Guidelines on Significant Corporate Governance Issues." The Guidelines are listed below. These guidelines are being published in this Proxy Statement to inform shareholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to shareholders. The guidelines are only guidelines, not rigid rules. Nor is it intended that publication of these guidelines be interpreted as a representation that they will be strictly followed in each instance. The Board will continue to assess the appropriateness and efficacy of the guidelines and it is likely that changes or exceptions to the guidelines will be considered from time to time.

            1.             Selection of Chairman of the Board and Chief Executive Officer. The Board should be free to make this choice any way that seems best for the Company at a given point in time. In the future, the Board may determine to separate the functions of Chairman and Chief Executive Officer, by the amendment of the Company's By-laws. However, at this time, the Board believes that there is no reason to take action separating the Chairman of the Board capacity from the Chief Executive Officer capacity.

            2.              Executive Sessions of Outside Directors. The outside directors of the Board will meet in executive session at a regularly scheduled meeting at least once each year (other than the executive session to review Chief Executive Officer performance). The format of these meetings will include a discussion with the Chief Executive Officer on each occasion. These meetings should be scheduled in conjunction with a regular Board meeting. It is the policy of the Board that a director be selected by the outside directors to chair these executive sessions or assume other responsibilities which the outside directors as a whole might designate from time to time. Periodic executive sessions may be held telephonically from time to time during the year.

            3.              Number of Committees. The current committee structure of the Company, which includes an Audit Committee, Nominating Committee and a Compensation Committee, seems appropriate. There will, from time to time, be occasions in which the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each of the committees shall be composed of at least three and not more than five members, including a chairperson, all of whom shall be "independent directors" as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc.

            4.              Assignment and Rotation of Committee Members. The Board is responsible, after consultation with the Chief Executive Officer and after consideration of the desires of individual Board members, for the assignment of Board members to various committees that may be formed from time to time, subject to the provisions of Section 3 above.

            5.              Frequency and Length of Committee Meetings. Each Committee chairperson, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. Meetings will normally be held in connection with Board meetings.

            6.              Committee Agenda. The Chairperson of a Committee, in consultation with the appropriate members of management and staff, will develop a Committee's agenda.

            7.              Selection of Agenda Items for Board Meetings. The Chairman of the Board (and the Chief Executive Officer if the Chairman is not the Chief Executive Officer) will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the next year. Each Board member is free to suggest the inclusion of item(s) on the agenda. The Chief Executive Officer will be proactive in encouraging Board members to submit agenda items.

             8.              Board Materials Distributed in Advance. It is the sense of the Board that information and data that is important to the Board's understanding of the business to be conducted at that meeting be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

            9.              Presentations. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the subject. When there is no prior distribution of a presentation on a sensitive subject, it is the sense of the Board that each member be advised by telephone in advance of the meeting of the subject and the principal issues the Board will need to consider.

            10.             Regular Attendance of Non-Directors at Board Meetings. The Board supports the regular attendance at each Board Meeting of non-Board members including employees and others who provide significant service to the Company but are not necessarily part of management. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

            11.             Board Access to Management. Board members have complete access to management. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, be copied to the Chairman and the Chief Executive Officer. Furthermore, the Board encourages the management to, from time to time, bring other managers and key persons into Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas.

            12.             Board Compensation Review. It is appropriate for the Chief Financial Officer of the Company once every other year to report to the Board the status of compensation in relation to other U.S. public companies. Changes in Board and management compensation, if any, should come at the suggestion of the Compensation Committee with full discussion and approval by the Board.

            13.             Size of the Board. The Board presently has 5 members. It is the sense of the Board that a size of from 4 up to 5 is appropriate at this time. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate(s) and depending upon any acquisitions.

            14.             Mix of Inside and Outside Directors. The Board believes that as a matter of policy at least half and a majority of non-employee directors should comprise the Board. At present, more than half of the Board members are non-employees and shall be "independent directors". The Board will continue to consider qualified non-employee candidates to add to the Board in the future.

            15.             Board Membership Criteria. The newly established Nominating Committee shall be responsible for reviewing on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of management, organization, the Company's segments of operation, Corporate Governance requirements and background, among others - all in the context of an assessment of the perceived needs of the Board at that point in time.

            16.             Selection of New Director Candidates. The Nominating Committee shall be responsible, together with the Board, on an annual basis, for ensuring an appropriate structure for management succession and development, and an effective process for director selection and tenure. The Board shall share the screening process with the Nominating Committee with the direct input from the Chairman of the Board and Chief Executive Officer and the other members of the Board. There should be a full discussion at a Board meeting before the decision to invite qualified persons to join the Board is made.

            17.             Extending the Invitation to a New Potential Director to Join the Board. The invitation to join the Board should generally be extended by the Chairman acting together with the Nominating Committee on behalf of the Board after full Board approval. The new director will receive an orientation about the Company and its Corporate Governance philosophy.

            18.             Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating Committee, in consultation with the Chief Executive Officer and Chairman of the Board, will review each director's continuation on the Board every year. This will also allow each director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

            19.             Formal Evaluation of the Chief Executive Officer. The Board or the Nominating Committee should make this evaluation annually, and it should be communicated to the Chief Executive Officer. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by any Compensation Committee or by the Board in the course of its deliberations when considering the compensation of the Chief Executive Officer.

            20.             Succession Planning. There should be an annual report by the Chief Executive Officer to the Board on succession planning. There should also be available, on a continuing basis, the Chief Executive Officer's recommendation as to a successor should he/she be unexpectedly disabled.

            21.             Management Development. There will be an annual report to the Board by the Chief Executive Officer on the Company's program for management development. This report should be given to the Board at the same time as the succession planning report noted above or at such other Board meeting that may be held pursuant to the Company's By-laws.

Meetings and Committees

Board and Audit Committee Meetings

During 2007, our Board of Directors held 28 meetings, including actions by consent in accordance with our By-laws. The Audit Committee of the Board of Directors also met 3 times prior to filing the Company's 2007 Annual Report on Form 10-K. The Audit Committee will meet from time to time to address issues within its jurisdictions. Average attendance by directors at regular and special Board and committee meetings was approximately 100% and all directors attended 100% of the meetings of the Board and the Audit Committee on which they served during 2007. It should also be noted that directors discharge their responsibilities throughout the year not only at meetings, but through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Financial Officer regarding matters of interest and concern to us.

Members of the Audit Committee: John W. Stump, III, Chairperson, Charles R. Zeller, and Thomas J. Craft, Jr. serve as members of our Audit Committee. The Audit Committee was established in November 2002. The Audit Committee is composed of "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market.  Our Board of Directors determined in April 2007 that it was in our best interests and in the best interests of our shareholders to have Mr. Stump to become Chairperson of the Audit Committee because of his more than 25 years of experience as a certified public accountant in accounting and financial management, internal controls, SEC compliance, corporation finance and related financial and corporate experience, which the Board of Directors deemed to be exceptional qualifications. See Nominees for Election of Directors. The entire Board of Directors performed the Audit Committee functions prior to the establishment of the Audit Committee in November 2002 and handled any related matters in its special and regular meetings prior to the organization of the Audit Committee.

Audit Committee Report

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board, filed as a part of the Company's Definitive Proxy Statement for the Annual Meeting of Shareholders on June 19, 2003. The Charter grants to The Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor and the internal auditors for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for the Company fiscal year ended December 31, 2007, the Audit Committee:

- Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2007 with management and GLO CPAs LLLP, the Company’s independent auditor during the 2007 fiscal year;

- Discussed with management and GLO CPAs LLLP the adequacy of the system of internal controls;

- Discussed with GLO CPAs LLLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

- Received written disclosures and a letter from GLO CPAs LLLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with GLO CPAs LLLP its independence.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. In addition, the Audit Committee’s meetings included executive sessions with the Company’s independent auditors and the Company’s accounting and reporting staff, in each case without the presence of the Company’s management.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. Also, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and GLO CPAs LLLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

AUDIT COMMITTEE
John W. Stump, III, Chairman
Charles R. Zeller,
Thomas J. Craft, Jr.

Nominating and Governance Committee

In April 2007, the Board of Directors of the Company established a Nominating and Governance Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. The Nominating Committee's members are: Charles R. Zeller, Chairperson, John W. Stump, III and Thomas J. Craft, Jr.

The Nominating and Governance Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by shareholders for election to the Board; (e) developing plans regarding the size and composition of the Board and its committees; (f) reviewing management succession plans; (g) developing and recommending to the Board a set of corporate governance principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; and (h) such other functions as the Board may from time to time assign to the Nominating and Governance Committee. In performing its duties, the Nominating and Governance Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Nominating and Governance Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

Compensation Committee

In April 2007, the Board of Directors of the Company established a Compensation Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. The Compensation Committee's members are: Charles R. Zeller, Chairperson, John W. Stump, III and Thomas J. Craft, Jr.

The Compensation Committee has been established to: (a) review and approve the Company’s stated compensation philosophy, strategy and structure and assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) discharge the Board’s responsibilities relating to compensation of the executive officers of the Company and its subsidiaries; (c) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; (d) evaluate the other executive officers of the Company and its subsidiaries and set their remuneration packages; (e) prepare an annual report on executive compensation for inclusion in the Company’s  Proxy Statement; (f) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and (g) perform such other functions as the Board may from time to time assign to the Compensation Committee. In performing its duties, the Compensation Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Compensation Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company encourages stock ownership by its directors, officers and employees to align their interests with the interests of shareholders. We believe this policy has played a significant role in the progress of the Company and will, ultimately, lead to beneficial future returns for our shareholders. We foster stock ownership through various measures, such as stock option grants and restricted stock awards, from time to time.

By Directors and Executive Officers

The following table sets forth information as of July 17, 2008, regarding the beneficial ownership of our common stock by all directors, nominees, and executive officers named in the Summary Compensation Table and all of the directors and executive officers as a group.

The table below discloses any person (including any "group") who is known to the Registrant to be the beneficial owner of more than five (5%) percent of the Registrant's voting securities and each executive officer and director. At July 17, 2008, the Registrant had approximately 8,586,486 shares of common stock issued.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Daniel Dror, CEO and Chairman 601 Cien Street, Suite 235, Kemah, TX 77565	306,096 shares (1)	3.4%
Common Stock	Charles R. Zeller, Director 601 Cien Street, Suite 235, Kemah, TX 77565	4,320 shares (2)	0.1%
Common Stock	Sherry Couturier, CFO 601 Cien Street, Suite 235, Kemah, TX 77565	17,040 shares	0.2%
Common Stock	Thomas J. Craft, Jr., Director 11000 Prosperity Farms Road, Palm Beach Gardens, FL 33410	0 shares	0.0%
Common Stock	Robert W. Derrick, Jr., Director 1212 West Sam Houston Parkway North, Houston, TX 77043	8,794 shares	0.1%
Common Stock	John W. Stump, III, Director 601 Cien Street, Suite 235, Kemah, TX 77565	0 shares	0.0%
Common Stock	International Diversified Corporation, Ltd. Shirley House, Shirley Street, P.O. Box SS-19084, Nassau, Bahamas.	2,350,754 shares (3)	27.4%
Common Stock	All officers and directors as a group (6 people)	336,250 shares	3.9%

(1) Based upon 8,586,486 shares of Common Stock outstanding at July 17, 2008, except with respect to Mr. Dror’s percentage, which is based upon 9,001,206 shares outstanding, including 414,720 shares underlying Mr. Dror's currently exercisable warrants.

(2) The J & J Zeller Trust, of which Mr. Zeller is the Trustee, holds 4,320 restricted shares.
(3) International Diversified Corporation, Ltd., a corporation owned by Elkana Faiwuszewicz, Daniel Dror's brother, owns 2,302,250 shares and Mr. Faiwuszewicz personally owns 48,504 shares. Mr. Dror is not an officer, director or shareholder of International Diversified Corporation, Ltd., and he disclaims any beneficial interest in the shares owned by Mr. Faiwuszewicz or his corporation.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required, we believe that during the fiscal year ended December 31, 2005, not all executive officers, directors and greater than ten-percent beneficial owners have complied with the reporting requirements of Section 16(a).

The following tables contain compensation data for the Chief Executive Officer and other named executive officers of the Company for the fiscal year ended December 31, 2007:

Summary Compensation Table
		Annual Compensation			Long-term Compensation Awards

				Other
				Annual	Stock	Warrant	Total
		Salary	Bonus	Compensation	Award(s)	Award(s)	Compensation
Name and Principal Position	Year	($)	($)	($)	($) (1)	($)	($)
Daniel Dror, CEO	2007	270,161	-	17,438 (2)	110,100	70,785	468,484

Sherry Couturier, CFO	2007	66,667	5,550	3,440 (3)	99,000	-	174,657

Gary D. Woerz, Former CFO	2007	-	-	-	61,225	-	61,225

Marc H. Fields, President of NPI	2007	150,327	30,000	-	-	-	180,327

Robert W. Derrick, Jr., President of Delta	2007	250,000	112,320	6,000 (4)	4,250	-	372,570

Ron Burleigh, Vice President of Delta	2007	212,572	112,320	42,078 (5)	-	-	366,970

Carl Hammonds, President of HMDI	2007	97,184	-	9,310 (6)	210,000	-	316,494

(1)	See "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.
(2)	Represents total payments for an automobile owned by the Company utilized by Mr. Dror.
(3)	Represents total payments for an automobile owned by the Company utilized by Ms. Couturier.
(4)	Represents payments for 401-K matching for Mr. Derrick.
(5)	Represents payments for personal insurance premiums for Mr. Burleigh in the amount of $37,428 and payments for 401-K matching in the amount of $4,650.
(6)	Represents total payments for an automobile owned by the Company utilized by Mr. Hammonds.

On October 1, 2004, Mr. Dror entered into a five-year employment agreement with the Company, which provided for compensation of $10,000 per month, and annual bonuses to be determined by the Board of Directors and the grant of 100,000 warrants per year at an exercise price of $6.55 per share. In March 2007, the employment agreement was extended to March 31, 2012 and the warrants were amended to provide for the grant of 144,000 warrants per year, which reflects the 20% stock dividend the Company paid in 2005 and 2006, at an increased exercise price of $7.00, based upon the average closing price of the Company’s shares during September 2004. The warrants have an expiration date two years following each annual grant. In connection with the Company's 20% stock dividend to all shareholders on September 19, 2007, the terms of these warrants were adjusted to reflect the dividend, resulting in the warrant being exercisable to buy 172,800 shares for $5.83 per share. In March 2008, the employment agreement was amended to provide for additional compensation of 2,200 shares of S-8 common stock per month, commencing on January 1, 2008. In the event of a change in control of the Company, resulting in Mr. Dror ceasing to serve as the Company’s Chief Executive Officer, President and Chairman, Mr. Dror shall be entitled to receive and the Company shall pay to Mr. Dror within ninety (90) days of the change in control a sum equal to five (5) years of the base salary then payable to him under the employment agreement and issue to Executive the shares underlying the common stock purchase warrants, based upon and adjusted exercise price equal to par value of the shares at the date of the change in control and $1,000,000 cash.

On November 1, 2007, Hammonds entered into a five-year employment agreement with Daniel Dror, Chairman and CEO, pursuant to which the Mr. Dror will be paid $2,000 in base compensation per month.  At the election of Mr. Dror, his compensation may be payable in shares of Hammonds’ common stock, registered on Form S-8 under the Securities Act of 1933 or such other form as may be appropriate, or at the election of Mr. Dror pursuant to an exemption from registration under the Act.  In addition to Mr. Dror’s base compensation, Mr. Dror will be entitled to a bonus as determined by Hammonds’ board of directors from time to time and issued common stock of 10,000 restricted shares per month commencing on December 1, 2007. In the event of a change in control of Hammonds, resulting in Mr. Dror ceasing to serve as Hammonds’ Chief Executive Officer and Chairman, Mr. Dror shall be entitled to receive and Hammonds shall pay to Mr. Dror within ninety (90) days of the change in control a sum equal to five (5) years of the base salary then payable to him under this employment agreement.

In September 1994, Mr. Marc Fields entered into an employment agreement with NPI to serve as President and Chief Operating Officer of NPI on an at-will basis, which provided for an annual salary of $110,000, which was raised to $124,000 in 1998, and to $158,000 in 2006. The employment agreement provides for a bonus of 10% of the amount equal to NPI’s operating income, less rent and interest expense, which exceeds $500,000. The employment agreement grants Mr. Fields an option to purchase NPI common stock equal to 5% of NPI’s equity at an exercise price of 5% of the total shareholder’s equity, if NPI conducts an initial public offering of its common stock during Mr. Field’s employment. The employment agreement provides for a disability insurance policy as well as a life insurance policy in the name of Mr. Fields’ spouse in the amount of approximately three times Mr. Fields salary. The employment agreement provides that upon termination NPI has the option to have Mr. Fields sign a one-year non-compete agreement in exchange for one year’s base salary.

In September 2004 Messrs. Derrick and Burleigh entered into ten-year employment agreements with Delta to serve as Delta's president and vice president, respectively. The employment agreements provided for an annual base salary of $115,000 each, which was increased to $150,000 in 2005. In 2006 and 2007, Messrs. Derrick and Burleigh received additional compensation of $100,000 each due to Delta’s substantial growth.

In April 2005, Mr. Carl Hammonds entered into an employment agreement with Hammonds Technical Services to serve as Hammonds President. The employment agreement provides for an annual base salary of $90,000. On August, 2006, Hammonds' Board of Directors appointed Carl L. Hammonds to the Board of Directors. The newly constituted Board of Directors appointed Mr. Hammonds to serve as Hammonds’ President.

On June 1, 2008, Ms. Sherry Couturier, CFO, entered into a revised three-year employment agreement beginning June 1, 2008, which provides for an annual salary of $95,000 plus a bonus as determined by the Board of Directors.  In addition to her base compensation, Ms. Couturier will be entitled to a bonus as determined by the Company’s board of directors from time to time. In the event of a change in control of the Company, resulting in Ms. Couturier ceasing to serve as the Company’s Chief Financial Officer, Ms. Couturier shall be entitled to receive and the Company shall pay to Ms. Couturier within ninety (90) days of the change in control a sum equal to one (1) year of the base salary then payable to her under the employment agreement.  On the effective date of the original agreement June 1, 2007, Ms. Couturier was granted, as a sign on bonus, 5,000 S-8 shares of Company common stock and 100,000 restricted shares of Hammonds Industries, Inc. common stock.

On September 1, 2007, Hammonds entered into a one-year service agreement with Ms. Sherry Couturier, CFO, pursuant to which Hammonds shall pay Ms. Couturier compensation of $4,000 per month by the issuance of a number of shares of Hammonds’ common stock registered on Form S-8 in an amount equivalent to $4,000 per month.  This agreement automatically renews at the same terms and conditions for an additional one-year term with the mutual consent of the parties.

Grants of Plan-Based Awards

Name	Grant date	Stock awards: Number of shares of stock or units (#) (1)	Warrant awards: Number of securities underlying options (#)	Exercise or base price of warrant awards ($/Sh)	Grant date fair value of stock and warrant awards
Daniel Dror, CEO	March 30, 2007		172,800	5.83	70,785
	August 24, 2007	500,000 (HMDI)	-	-	105,000
	December 1, 2007	10,000 (HMDI)	-	-	5,100
Sherry Couturier, CFO	June 1, 2007	5,000 (AMIN)	-	-	22,000
	June 1, 2007	100,000 (HMDI)	-	-	40,000
	August 24, 2007	100,000 (HMDI)	-	-	21,000
	December 21, 2007 (2)	29,091 (HMDI)	-	-	16,000
Gary D. Woerz, former CFO	January 2, 2007	2,050 (AMIN)	-	-	10,045
	February 1, 2007	4,100 (AMIN)	-	-	19,680
	April 9, 2007	6,300 (AMIN)	-	-	31,500
Carl Hammonds, President of HMDI	August 24, 2007	1,000,000 (HMDI)	-	-	210,000

(1)
Stock awards were made to the executives in shares of American International Industries, Inc. (AMIN) and its subsidiary, Hammonds Industries, Inc. (HMDI) as indicated next to the number of shares issued.

(2)
These shares were issued to Ms. Couturier pursuant to her service agreement with HMDI, pursuant to which she is to receive $4,000 per month in S-8 shares of HMDI, beginning September 1, 2007.   The Form S-8 Registration Statement for these shares was dated December 20, 2007.  The number of shares to be issued was based on $0.55 per share, the closing market price on December 20, 2007.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Daniel Dror, CEO	172,800	-	(1)	5.83	March 30, 2009

(1)
Mr. Dror is entitled to receive 172,800 warrants per year through 2012 at an exercise price of $5.83 per share. The warrants have an expiration date two years following each annual grant. In connection with any Company stock dividend, the terms of these warrants will be adjusted to reflect the dividend.

Director Summary Compensation Table

The directors serve without cash compensation, but may be granted stock as bonus compensation from time to time. The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2007.

Director Summary Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles Zeller	-	4,250	-	0	-	4,250
Thomas J. Craft, Jr.	-	4,250	-	0	-	4,250
John W. Stump, III	19,000	27,625	-	0	-	46,625

(1) Daniel Dror, the Company’s Executive Chairman and Chairman of the Board, and Robert W. Derrick, Jr., the President of Delta, are not included in this table. The compensation received by Messrs. Dror and Derrick, Jr., as employees of the Company, are shown in the Executive Summary Compensation Table.
(2) See "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.

TRANSACTIONS WITH RELATED PERSONS

The Company obtains approval from its entire Board of Directors prior to entering into any transactions with a related party or affiliate of the Company, including disclosure to the Board of Directors of such relationship prior to any action or vote of the Board of Directors. Prior to entering into any financing arrangement with any affiliated parties, disclosure is made to the Board of Directors regarding the terms and conditions of such related party transactions.

During 2007, the Company issued
- 24,950 shares of common stock to officers and board members for services representing $116,990 of cost to the Company.
- 102,200 shares of common stock to officers for 2006 services representing $500,780 of cost to the Company.

During the year ended December 31, 2007, the Company issued 50,400 shares of common stock to Daniel Dror II for services representing $254,310 of cost to the Company. Daniel Dror II is the son of the CEO of the Company.

On March 30, 2007, the Company issued 144,000 stock warrants to the Company’s Chairman, CEO, with an exercise price of $7.00 per share, expiring in 2 years, at a cost of $70,685 to the Company. See note 12 for additional valuation information.

The Company had a revolving credit note receivable at December 31, 2006, in the amount of $225,000 due from International Diversified Corporation, Ltd. (IDCL), a corporation owned by Elkana Faiwuszewicz, the CEO’s brother.  During 2006, the Company extended credit of $1,065,000 and received payments of $840,000.  IDCL was a party to the lawsuit between the Company and Orion HealthCorp., Inc. (AMEX: "ONH"), f/k/a SurgiCare, Inc., which was settled by the Company in October 2006.  On August 30, 2007, the Company agreed to release IDCL from this obligation in consideration for settling the lawsuit and the $225,000 is included in other expense for the year ended December 31, 2007.

ANNUAL REPORT

American International Industries, Inc. is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. In addition, the filings made by the Company with the SEC may be accessed by way of the SEC's Internet address, http://www.sec.gov.

A copy of this Proxy Statement and our 2007 Annual Report has been posted on the Company’s website, http://www.americanii.com. The Company will undertake to provide promptly without charge to each person to whom a copy of the proxy statement is delivered, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the period ended December 31, 2007 as filed with the SEC. Requests for such copies should be addressed to: American International Industries, Inc., 601 Cien Street, Suite 235, Kemah, Texas 77565-3077, Attn: Investor Relations.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Management plans to hold its annual shareholders meeting for the year ended December 31, 2008 during June 2009. Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our Proxy Statement and form of proxy for our next Annual Meeting must submit their proposals so that they are received by us at our principal executive offices, addressed to our Corporate Secretary, no later than January 13, 2009. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the next annual meeting to which the Proxy Statement relates, we shall, in timely manner inform shareholders of such change, and the date by which proposals of shareholders must be received by any means reasonably calculated to inform them prior to the dissemination of proxy materials for that annual meeting.

Confidentiality

It is our policy that all proxies, ballots and voting materials that identify the particular vote of a shareholder be kept confidential and not disclosed, except in the following circumstances:

• to allow the independent election inspectors to certify the results of the vote;
• as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
• where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
• where a shareholder expressly requests disclosure or has made a written comment on a proxy card;  and
• where contacting shareholders by us is necessary to obtain a quorum, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to us by the independent election inspectors.

OTHER MATTERS

We know of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as our Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable. Discretionary authority with respect to such matters is granted by execution of the enclosed Proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director holds office until the annual meeting of shareholders of the Corporation next succeeding his election or until his or her successor is duly elected and qualified. Our Board of Directors, by the vote of a majority of the entire Board, may fix the number of directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum. When one or more directors resign from our Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

Currently, our Board of Directors consists of 5 directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors, unless the Board reduces the number of directors accordingly. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The following describes the age, position with the Company, principal occupation and business experience during the past five years, and other directorships of each nominee, except incumbent nominees, which information is included under the section entitled "Information Regarding Directors and Officers" above.

Nominees for Election as Directors

Incumbent Nominees

DANIEL DROR, 68, has been Chairman of the Board, CEO and President since September 1997.

CHARLES R. ZELLER, 67, has been a director since December 2000 and was President of T.R.E Enterprises, Inc., formerly a wholly-owned subsidiary from 1999 to 2004 when T.R.E. was sold.

ROBERT W. DERRICK, JR., 48, has been a director since March 2002 and is President of Delta Seaboard Well Service, Inc., a majority-owned subsidiary.

THOMAS J. CRAFT, JR., 43, has been a director since November 2002.

JOHN W. STUMP, III, 64, was elected by the Board as a director on April 20, 2007.

Vote Required and Board of Directors Recommendation

Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect election of the candidates receiving the plurality of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1,
THE ELECTION OF ALL FIVE (5) NOMINEES NAMED ABOVE.

PROPOSAL 2

APPROVAL OF GBH CPAs, PC AS INDEPENDENT AUDITORS FOR 2008

Our Audit Committee has selected GBH CPAs, PC as the independent auditors for 2008. Arrangements have been made for a representative of GBH CPAs, PC to attend the Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of GBH CPAs, PC as our independent auditors must be ratified by a majority of the votes cast at the Meeting. GBH CPAs, PC is a public accounting firm registered with the Public Company Accounting Oversight Board and is duly authorized to perform audits of SEC registrants.

Audit Fees

The following table sets forth the following: under "Audit Fees" the aggregate fees billed for  the past year for professional services rendered by the principal accountant (GLO CPAs, LLLP in 2007) for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports; under "Audit-Related Fees" the aggregate fees billed in each of the last year for assistance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; under "Tax Fees" the aggregate fees billed in the last year for professional services rendered by the principal accountant for tax compliance, advice and planning; and under "All Other Fees" the aggregate fees billed in the last year for products and services provided by the principal accountant.

December 31, 2007
Audit Fees	$221,995
Audit-Related Fees	71,050
Tax fees	39,751
All other fees	1,671

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO RATIFY AND
APPROVE GBH CPAs, PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2008.

PROPOSAL 3

INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 50,000,000 SHARES

Effective on September 25, 2008, and subject to approval of shareholders, our Board of Directors unanimously adopted a resolution authorizing an increase in the authorized shares of common stock from  10,000,000 shares 50,000,000 shares . In connection therewith, the Board of Directors approved the filing of a Certificate of Amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from  10,000,000 shares to 50,000,000 shares. The form of the proposed amendment is attached to this proxy statement as Exhibit A.

Rationale

The Company currently has 8,586,486 shares of common stock outstanding and has 10,000,000 shares of common stock authorized. During each of the past three years, the Company has declared and paid 20% stock dividends on its shares of common stock. The Company does not believe that it has a sufficient number of authorized shares of common stock that may be necessary for future corporate purposes such as: (i) mergers, acquisitions, and similar transactions; (ii) employee incentive, stock option or similar plans; and (iii) stock dividends, among other purposes. The Company's business plan includes strategic acquisitions from time to time, which acquisitions may involve the issuance of shares of common stock. We contemplate that in the future, we may enter into transactions to pursue other business opportunities with third parties or seek to hire qualified persons that will require the use of our shares. The issuance of additional shares of common stock will result in the dilution of the percentage equity interest of our existing common shareholders. The Company believes that it is in the best interests of its shareholders that it has additional shares of common stock and common stock available for potential acquisitions and other corporate purposes including employee incentive, stock option and similar plans, use for hiring and retaining qualified personnel as officers, directors, key employees and consultants to the Company and future stock dividends when authorized by the Company’s board of directors. As a result, the Company’s board of directors has authorized the increase in authorized shares of common stock from 10,000,000 shares to 50,000,000 shares and recommends that its shareholders vote “For” the proposal.

See Interested Persons in Matters to be Acted Upon for a discussion of the effects and benefits upon officers and directors with respect to this proposal.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for adoption of the proposed amendment.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3, APPROVAL OF CERTIFICATE OF AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO,50,000,000 SHARES.

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

By Order of the Board of Directors /s/ Rebekah Laird-Ruthstrom Rebekah Laird-Ruthstrom Corporate Secretary
Kemah, TX August 24, 2008

ADMISSION TICKET - RETAIN FOR ADMITTANCE

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN INTERNATIONAL INDUSTRIES, INC.

601 Cien Street
Suite 235
Kemah. TX 77565-3077
(281) 334-9479

PROXY FOR 2008 ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 24, 2008

The undersigned shareholder(s) of American International Industries, Inc., a Nevada corporation, hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, mailed to shareholders of record on August 11, 2008, and hereby appoints Daniel Dror and Rebekah Laird Ruthstrom, and each of them, the Proxies and Attorneys in Fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Shareholders of American International Industries, Inc. to be held on September 24, 2008 at 10:30 a.m., local time, at Landry's, #1 Kemah Boardwalk, Kemah TX 77565, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the date of the Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvote.com Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-690-**** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

AMERICAN INTERNATIONAL INDUSTRIES, INC.

SEPTEMBER 24, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. THE ELECTION OF DIRECTORS
AND
"FOR"PROPOSAL 2. THE RATIFICATION OF THE APPOINTMENT OF GBH CPAs, PC AS INDEPENDENT AUDITORS FOR 2008
AND
"FOR" PROPOSAL 3. APPROVAL OF CERTIFICATE OF AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 50,000,000 SHARES

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS

SHOWN HERE: [ x ]

1.	Election of Directors. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES
[ ]	FOR ALL NOMINEES	[ ]	Daniel Dror
		[ ]	Charles R. Zeller
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Robert W. Derrick, Jr.
		[ ]	Thomas J. Craft, Jr.
[ ]	FOR ALL EXCEPT	[ ]	John W. Stump, III
(See instructions below))

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the [ ] next to each nominee you wish to withhold, as shown here: [ x ]

2.	Approval of GBH CPAs, PC as independent auditors for 2008	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

3.	Increase authorized shares of common stock from 10,000,000 shares to 50,000,000 shares	[ ]	[ ]	[ ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE

Please check, if you intend to attend the Annual Meeting of Shareholders [  ]

Signature of Shareholder: _______________________ Date: _____________

Signature of Shareholder: _______________________ Date: _____________

New Address: ________________________________________________________________________-

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.